Preliminary Information for The Money Store Trust 1998-A


                             - The Money Store Inc.
                               Seller and Servicer

                         - The Money Store Trust 1998-A



               Pool I Certificates
                 [$131,000,000]   Class AF-1 Certificates   [TBD   %]
                 [$ 66,000,000]   Class AF-2 Certificates   [TBD   %]
                 [$120,000,000]   Class AF-3 Certificates   [TBD   %]
                 [$ 45,000,000]   Class AF-4 Certificates   [TBD   %]
                 [$ 59,000,000]   Class AF-5 Certificates   [TBD   %]
                 [$ 43,000,000]   Class AF-6 Certificates   [TBD   %]
                 [$ 49,000,000]   Class AF-7 Certificates   [TBD   %]
                 [$ 30,000,000]   Class AF-8 Certificates   [TBD   %]
                 [$ 27,000,000]   Class AF-9 Certificates   [TBD   %]

               Pool II Certificates
                 [$510,000,000]  Class AV Certificates     1M-LIBOR + [TBD %]

               Pool III Certificates (not offered herein)


*****ONLY THE CLASS AV CERTIFICATES ARE BEING OFFERED BY MERRILL LYNCH******

           Total Pool I Certificates        [$570,000,000]
           Total Pool II Certificates       [$510,000,000]
           Total Pool III Certificates      [$165,000,000] (not offered herein)

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-6384.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Money Store Trust 1998-A

Title of Securities:                The Money Store Asset Backed
                                    Certificates, Series 1998-A, Classes AF-1 through AF-9, AV, AH-1 through AH-5, MH-1,
                                    MH-2 and BH (collectively, the
                                    "Certificates").

Description of Transaction:         This approximately [$1,245,000,000]
                                    transaction is supported by three distinct collateral types.

                                    The Class AF-1 through AF-9 Certificates
                                    (the "Pool I Certificates") are fixed-rate bonds backed primarily by fixed-rate home equity mortgage loans. The Pool I Certificates are credit enhanced by a surety wrap provided by MBIA. Certificate Class AV (the "Pool II Certificates") is a floating-rate bond backed primarily by adjustable-rate home equity mortgage loans.

                                    The Pool II Certificates are credit
                                    enhanced by a surety wrap provided by
                                    MBIA. Certificate Classes AH-1 through AH-5,
                                    MH-1, MH-2 and BH (the
                                    "Pool III Certificates") are fixed-rate
                                    bonds backed primarily by fixed-rate,
                                    secured home improvement loans.

                                    The Pool III Certificates are credit
                                    enhanced through subordination and
                                    overcollateralization. The
                                    Pool III Certificates are not being offered herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Money Store Trust 1998-A
-------------------------------------------------------------------------------
                             CERTIFICATE CLASS AV (SUPPORTED BY ADJUSTABLE-RATE MORTGAGE LOANS)
-------------------------------------------------------------------------------
Settlement Date:                  [March 30, 1998]

Dated Date:                       [March 15, 1998]

Prepayment Assumption:            [26% CPR]--Actual prepayments may vary.

                                  Class AV
                                  --------------
Moody's Rating:                   Aaa
Standard & Poor's Rating:         AAA
                                  --------------
Approximate Size:                 [$510,000,000]

Avg. Life to Maturity:(app.)      [2.965]
Avg. Life to Call: (app.)         [2.761]

Coupon:                           [TBD]

Coupon Day Count:                 Actual/360

Expected Maturity (to maturity):  [02/15/15]
Expected Maturity (to call):      [04/15/06]

Stated Maturity:                  [06/15/29]

-------------------------------------------------------------------------------

Collateral:          Approx. [$510,000,000] of first lien, adjustable-rate home equity mortgage loans secured primarily by one-to-four family residences.

Coupon Step up:      If the 10% Clean-Up Call is not exercised, the coupon
                     on the Class AV Certificates will increase by [2x] the Class AV margin.

Available Funds Cap: Class AV is subject to an available funds cap equal to the weighted average gross coupon less
                     (i) servicing fee (50 bps), (ii) trust fees (trustee and surety fees) and (iii) a 50 bp MBIA cushion beginning in month 8 and thereafter. Each class is also subject to a hard cap of [14%].

Shortfall
Reimbursement:       If on any payment date the adjustable-
                     rate certificate interest distribution
                     amount divided by the outstanding principal balance of the adjustable-rate loans is less than the pass-through rate (which is subject to a maximum rate equal to the [14%] hard cap), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the pass-through rate will be carried forward to the next payment date until paid. No interest carryforward will be paid once the principal balance of the related class has been reduced to zero.

Payment Delay:       0 days.

Interest Accrual
Period: Interest will accrue from the 15th day of the preceding month until the 14th day of the preceding month. For the first accrual period, interest will accrue from [March 15, 1998].


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Money Store Trust 1998-A

Servicer:                The Money Store Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 [The Bank of New York for the Pool I and Pool II
                         Certificates.]

Co-Trustee:              [First Union for the Pool III Certificates].

Cleanup Call:            The Servicer may repurchase the collateral and, as a
                         result, cause the Certificates to be called (All
                         Certificate at par plus accrued interest after the remaining balances of the loans are less than 10% of the sum Classes) of the i) the aggregate principal balances of the initial Home Equity Loans (Fixed and ARMs) and initial Home Improvement
                         Loans as of the cut-off date and
                         ii) the original Pre-Funded Amount.

Prefunding Account:      Approximately [25%] of the three collateral pools will
                         be prefunded in aggregate. It is expected that all prefunded collateral will be delivered by [March 31, 1998].

Form of Certificates:    Book entry form, same day funds (through DTC,
                         CEDEL or Euroclear).

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [April 15, 1998].

ERISA Considerations:    The Certificates with ratings of
                         AAA/Aaa or AAA/AAA will be ERISA eligible at closing.

Taxation:                REMIC.

Legal Investment:        [The Class AV Certificates will be SMMEA eligible. All
                         other certificate classes will not be SMMEA eligible.]


Credit Enhancement:    Pool I (Fixed HELs)          Pool II (ARMs)
                       ------------------           -------------------
                       1) Excess Interest          1) Excess Interest
                       2) Overcollateralization    2) Overcollateralization
                       3) Cross-Collateralization  3) Cross-Collateralization
                       4) MBIA Wrap                4) MBIA Wrap


Excess Interest:       Excess interest cashflows from each group will be
                       available as credit enhancement for the related group.


Overcollateralization: The credit enhancement provisions of the Trust are intended to provide for limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the senior Certificates, resulting in the buildup of overcollateralization ("O/C"). This acceleration feature is intended to create, with respect to each Collateral Pool, an O/C amount resulting from, and equal to, the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates. Once the required O/C level is reached, the acceleration feature will cease, unless necessary to maintain the required O/C level.


           ***All O/C Levels are preliminary and subject to change***

                       Pool I Certificates:
                       Initial:  [0.00%]
                       Target: [3.00%] of original
                       Stepdown: [6.00%] of current
                       Floor:  [0.50%] of original

                       Pool II Certificates:
                       Initial:  [0.00%]
                       Target: [5.25%] of original
                       Stepdown: [10.50%] of current
                       Floor:  [0.50%] of original


Cross-Collateralization:   Excess spread from each of the three collateral pools
                           that would otherwise be released to the Residual
                           Class holder will be available to cover current monthly losses in the other collateral pools.


Certificate Insurer
for Pool I and II:         Municipal Bond Investors Assurance Corporation
                           ("MBIA").  MBIA's claims-paying ability is rated
                           AAA/Aaa by Standard and Poor's and Moody's.


Certificate Insurance
for Pool I and II:         Timely interest and eventual principal
                           payments on the Pool I and Pool II Certificates will be 100% guaranteed by MBIA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Money Store Trust 1998-A


Cashflow Structure:

I. Payments are applied as follows:

         Pool II: CERTIFICATE CLASS AV (supported by adjustable-rate home equity mortgage loans
              1)  Ongoing Trust Fees;
              2)  Accrued monthly interest to Class AV;
              3) Interest shortfall carryforward plus interest thereon to Class AV (if any);
              4)  Principal payments are applied as follows:
                  A) 100% to Class AV until Class AV is retired;
              5) Paydown of Certificates to the required level of Overcollateralization with the exception of an amount described in payment priority #6, which is unavailable for this purpose;
              6) To the Residual Holder, to the extent available after covering current monthly losses in Pool II, accrued monthly interest based on a coupon of [0.25%] per annum on a notional principal balance equal to the balance of the Class AV Certificates, commencing on the first remittance date and concluding on the [May 1999] Remittance Date;
              7) Any excess cash flow reverts to the Residual Holder if not required for Cross-collateralization


Prospectus:    The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.
               The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Offers to sell and solicitations of offers to buy the securities are made only by the Prospectus. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Available Funds information on Pool II Certificates:

The Certificates are subject to the following available funds cap:

Available Funds Cap = The lesser of
             i)   [14.0%]; and
             ii) Pool II Collateral Interest - Servicing Fee - Ongoing Trust Fees - 50 bp MBIA cushion beginning in month 8 and thereafter.

             (Servicing Fee + Ongoing Trust Fees assumed to be [62.25bp])


                  AVAILABLE
DATE              FUNDS CAP (30/360 Daycount)
------------------------
 4/98             9.468
 5/98             9.484
 6/98             9.508
 7/98             9.545
 8/98             9.602
 9/98             9.631
10/98             9.651
11/98             9.167
12/98             9.189
 1/99             9.238
 2/99             9.277
 3/99             9.297
 4/99             9.308
 5/99             9.308
 6/99             9.310
 7/99             9.310
 8/99             9.310
 9/99             9.466
10/99             9.466
11/99             9.466
12/99             9.575
 1/00             9.797
 2/00             10.025
 3/00             10.150
 4/00             10.150
 5/00             10.150
 6/00             10.249
 7/00             10.249
 8/00             10.249
 9/00             10.249
10/00             10.249
11/00             10.249
12/00             10.249
 1/01             10.249
 2/01             10.249
 3/01             10.249
 4/01             10.250
 5/01             10.250
 6/01             10.250


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                  AVAILABLE
DATE              FUNDS CAP (30/360 Daycount)
------------------------
 7/01             10.250
 8/01             10.250
 9/01             10.250
10/01             10.250
11/01             10.250
12/01             10.250
 1/02             10.250
 2/02             10.250
 3/02             10.420
 4/02             10.849
 5/02             10.849
 6/02             10.849
 7/02             10.849
 8/02             10.849
 9/02             10.849
10/02             10.849
11/02             10.849
12/02             10.849
 1/03             10.849
 2/03             10.849
 3/03             10.849   and so on...


                           BOND AV *****TO CALL******
CURRENT BALANCE:  $510,000,000                  DATED DATE: 3/15/98                            CURRENT COUPON:  TBD
FIRST PAYMENT: 04/15/98                         FACTOR: 1.0000000000                           TOTAL CLASSES: 16
ORIGINAL BALANCE: $510,000,000                  DISCOUNT MARGIN ACT/360 TABLE                  YIELD TABLE DATE: 03/30/98


                            ASSUMED CONSTANT LIBOR-1M 5.6875
ARM:                           26.00%       13.00%       20.00%       33.00%       39.00%       45.00%       50.00%
FIX:                           24.00%       24.00%       24.00%       24.00%       24.00%       24.00%       24.00%
HIL:                           17.00%       17.00%       17.00%       17.00%       17.00%       17.00%       17.00%

99-24                          29.263       25.047       27.284       31.777       34.170       36.888       39.492
99-24+                         28.619       24.667       26.763       30.975       33.217       35.765       38.205
99-25                          27.974       24.288       26.243       30.173       32.264       34.642       36.918
99-25+                         27.330       23.908       25.724       29.371       31.312       33.519       35.632
99-26                          26.686       23.529       25.204       28.569       30.360       32.396       34.346
99-26+                         26.042       23.150       24.684       27.768       29.409       31.274       33.061
99-27                          25.399       22.771       24.165       26.966       28.458       30.152       31.776
99-27+                         24.756       22.391       23.646       26.165       27.507       29.031       30.491

99-28                          24.112       22.013       23.126       25.365       26.556       27.910       29.207
99-28+                         23.469       21.634       22.608       24.564       25.606       26.789       27.923
99-29                          22.827       21.255       22.089       23.764       24.656       25.669       26.640
99-29+                         22.184       20.876       21.570       22.964       23.706       24.549       25.357
99-30                          21.542       20.498       21.051       22.164       22.756       23.429       24.074
99-30+                         20.899       20.119       20.533       21.365       21.807       22.310       22.792
99-31                          20.257       19.741       20.015       20.565       20.858       21.191       21.510
99-31+                         19.615       19.363       19.497       19.766       19.910       20.073       20.229

100-00                         18.974       18.985       18.979       18.967       18.961       18.954       18.948
100-00+                        18.332       18.607       18.461       18.169       18.013       17.836       17.667
100-01                         17.691       18.229       17.943       17.370       17.066       16.719       16.387
100-01+                        17.050       17.851       17.426       16.572       16.118       15.602       15.107
100-02                         16.409       17.473       16.909       15.775       15.171       14.485       13.828
100-02+                        15.768       17.095       16.391       14.977       14.224       13.369       12.549
100-03                         15.128       16.718       15.874       14.180       13.278       12.253       11.271
100-03+                        14.487       16.341       15.357       13.383       12.331       11.137        9.992

100-04                         13.847       15.963       14.841       12.586       11.385       10.021        8.715
100-04+                        13.207       15.586       14.324       11.789       10.440        8.906        7.438
100-05                         12.568       15.209       13.808       10.993        9.494        7.792        6.161
100-05+                        11.928       14.832       13.291       10.196        8.549        6.677        4.884
100-06                         11.288       14.455       12.775        9.401        7.605        5.564        3.608
100-06+                        10.649       14.078       12.259        8.605        6.660        4.450        2.332
100-07                         10.010       13.702       11.743        7.809        5.716        3.337        1.057
100-07+                         9.371       13.325       11.227        7.014        4.772        2.224       -0.218

First Payment                   0.042        0.042        0.042        0.042        0.042        0.042        0.042
Average Life                    2.761        5.122        3.524        2.164        1.793        1.499        1.294
Last Payment                    8.042       11.375        9.042        7.292        6.958        6.792        6.625
Mod.Dur. @                      2.332        3.960        2.890        1.873        1.577        1.337        1.167
100-00



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

--------------------------------------------------------------------------------

     - Money Store - MON8A
     - Statistical Cut Off Date of Tape is  2/28/98
     - Adjust. Rate Collateral
     - $364,380,515.83
--------------------------------------------------------------------------------

Number of Mortgage Loans:         4,149

Index:                       1M LIBOR, 6M LIBOR, 1Y LIBOR, 1Y CMT

Lien Status:                   First Lien Loans

Aggregate Unpaid Principal Balance:               $364,380,515.83
Aggregate Original Principal Balance:             $364,781,550.00
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):               10.090%
Gross Coupon Range:                            7.200% -  14.990%

Weighted Average Margin (Gross):               6.284%
Gross Margin Range:                            0.000% -  10.740%

Weighted Average Life Cap (Gross):             16.356%
Gross Life Cap Range:                          11.250% -  28.130%

Weighted Average Life Floor (Gross):           9.849%
Gross Life Floor Range:                        3.850% -  14.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                             $87,823.70
Average Original Principal Balance:                           $87,920.35

Maximum Unpaid Principal Balance:                             $524,233.80
Minimum Unpaid Principal Balance:                             $1,184.58

Maximum Original Principal Balance:                           $525,000.00
Minimum Original Principal Balance:                           $12,500.00

Weighted Avg. Rem. Term (Sched Last Pay to Mat Date):         356.462
Rem Term Range:                                               17.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):              2.293
Age Range:                                                    0.000 -   37.000

Weighted Average Original Term:                               358.755
Original Term Range:                                          24.000 -  361.000

Weighted Average Original LTV:                                78.437
Original LTV Range:                                           10.390% - 100.000%

Weighted Average Periodic Interest Cap:                       1.083%
Periodic Interest Cap Range:                                  0.500% -   6.000%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Weighted Average Initial Periodic Interest Cap:            2.630%
Initial Periodic Interest Cap Range:                       0.500% -   6.000%

Weighted Average Months to Interest Roll:                  27.050
Months to Interest Roll Range:                             1 -   50

Weighted Average Interest Roll Frequency:                  6.075
Interest Frequency Range:                                  1  -   12

Weighted Average FICO Score:                 606.199 * 152 Scores are not
Score Range:                                 407  -   822   currently available
--------------------------------------------------------------------------------

Max Zip Code Concentration: 0.31%       Zip Code: 60103          State:  IL
Latest Maturing Loan: 05/01/28

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                  Gross Coupon

                                                                                           Percentage of
                                                                         Aggregate         Cut-Off Date
Gross Mortgage                                          Number of         Unpaid             Aggregate
Interest Rate                                            Mortgage         Principal          Principal
Range                                                     Loans           Balance            Balance

7.00% Less Than Gross Coupon Less Than Equal To 7.50%        27         3,116,919.54             0.86
7.50% Less Than Gross Coupon Less Than Equal To  7.75%        5         1,124,016.02             0.31
7.75% Less Than Gross Coupon Less Than Equal To  8.00%       35         4,355,783.93             1.20
8.00% Less Than Gross Coupon Less Than Equal To  8.25%       28         3,455,674.94             0.95
8.25% Less Than Gross Coupon Less Than Equal To  8.50%       73         8,804,975.47             2.42
8.50% Less Than Gross Coupon Less Than Equal To  8.75%      249        26,290,392.29             7.22
8.75% Less Than Gross Coupon Less Than Equal To  9.00%      214        21,296,743.64             5.84
9.00% Less Than Gross Coupon Less Than Equal To  9.25%      251        23,241,308.44             6.38
9.25% Less Than Gross Coupon Less Than Equal To  9.50%      252        26,806,842.70             7.36
9.50% Less Than Gross Coupon Less Than Equal To  9.75%      277        28,662,948.36             7.87
9.75% Less Than Gross Coupon Less Than Equal To 10.00%      426        41,493,484.92            11.39
10.00% Less Than Gross Coupon Less Than Equal To 10.25%     317        26,570,683.09             7.29
10.25% Less Than Gross Coupon Less Than Equal To 10.50%     408        34,175,569.40             9.38
10.50% Less Than Gross Coupon Less Than Equal To 10.75%     338        25,695,695.37             7.05
10.75% Less Than Gross Coupon Less Than Equal To 11.00%     313        25,969,304.46             7.13
11.00% Less Than Gross Coupon Less Than Equal To 11.25%     253        17,899,946.84             4.91
11.25% Less Than Gross Coupon Less Than Equal To 11.50%     226        15,843,918.74             4.35
11.50% Less Than Gross Coupon Less Than Equal To 11.75%     142         9,100,062.84             2.50
11.75% Less Than Gross Coupon Less Than Equal To 12.00%     123         8,589,480.18             2.36
12.00% Less Than Gross Coupon Less Than Equal To 12.25%      50         3,141,496.46             0.86
12.25% Less Than Gross Coupon Less Than Equal To 12.50%      42         2,497,832.67             0.69
12.50% Less Than Gross Coupon Less Than Equal To 12.75%      34         2,063,003.87             0.57
12.75% Less Than Gross Coupon Less Than Equal To 13.00%      32         1,839,793.58             0.50
13.00% Less Than Gross Coupon Less Than Equal To 13.25%       6           376,565.80             0.10
13.25% Less Than Gross Coupon Less Than Equal To 13.50%       9           556,668.04             0.15
13.50% Less Than Gross Coupon Less Than Equal To 13.75%       6           507,707.96             0.14
13.75% Less Than Gross Coupon Less Than Equal To 14.00%       4           237,845.60             0.07
14.00% Less Than Gross Coupon Less Than Equal To 14.25%       2           196,788.37             0.05
14.50% Less Than Gross Coupon Less Than Equal To 14.75%       4           232,892.28             0.06
14.75% Less Than Gross Coupon Less Than Equal To 15.00%       3           236,170.03             0.06

Total                                                       4,149    $364,380,515.83           100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                  Original Term

                                                                                      Percentage
                                                                                          of
                                                                                       Cut-Off
                                                                  Aggregate             Date
                                                  Number of         Unpaid            Aggregate
                                                   Mortgage       Principal           Principal
Original Term                                       Loans          Balance             Balance
12 Less Than Orig. Term Less Than Equal To  24         1           38,404.12             0.01%
72 Less Than Orig. Term Less Than Equal To  84        13        1,103,093.11             0.30%
108 Less Than Orig. Term Less Than Equal To 120        1           93,177.12             0.03%
168 Less Than Orig. Term Less Than Equal To 180        7          631,878.58             0.17%
348 Less Than Orig. Term Less Than Equal To 360    4,126      362,484,562.90            99.48%
360 Less Than Orig. Term Less Than Equal To 372        1           29,400.00             0.01%

Total                                               4,149      364,380,515.83           100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                                                REMAINING MONTHS TO STATED MATURITY

                                                                                     Percentage
                                                                                         of
                                                                                      Cut-Off
                                                                     Aggregate          Date
                                                   Number of          Unpaid          Aggregate
                                                    Mortgage         Principal        Principal
Remaining Term                                       Loans            Balance          Balance
12 Less Than Rem Term Less Than Equal To  24           1            38,404.12           0.01%
60 Less Than Rem Term Less Than Equal To  72           8           525,128.90           0.14%
72 Less Than Rem Term Less Than Equal To  84           5           577,964.21           0.16%
108 Less Than Rem Term Less Than Equal To 120          1            93,177.12           0.03%
156 Less Than Rem Term Less Than Equal To 168          1            87,898.31           0.02%
168 Less Than Rem Term Less Than Equal To 180          6           543,980.27           0.15%
312 Less Than Rem Term Less Than Equal To 324          2           157,918.50           0.04%
324 Less Than Rem Term Less Than Equal To 336          7           568,587.46           0.16%
336 Less Than Rem Term Less Than Equal To 348         16         2,010,729.43           0.55%
348 Less Than Rem Term Less Than Equal To 360      4,102       359,776,727.51          98.74%

Total                                              4,149       364,380,515.83         100.00%



                                   AGE OF LOAN

                                                                                  Percentage of
                                                               Aggregate           Cut-Off Date
                                           Number of            Unpaid               Aggregate
                                            Mortgage           Principal             Principal
Age                                          Loans              Balance               Balance

Age  =   0                                   1,186          91,321,498.74             25.06%
0 Less Than Age Less Than Equal To  12       2,938         270,386,006.39             74.20%
12 Less Than Age Less Than Equal To  24         16           1,946,504.74              0.53%
24 Less Than Age Less Than Equal To  36          7             568,587.46              0.16%
36 Less Than Age Less Than Equal To  48          2             157,918.50              0.04%

Total                                        4,149         364,380,515.83            100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                              YEARS OF ORIGINATION

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                          Number            Unpaid           Aggregate
Year of                  Mortgage          Principal         Principal
Origination               Loans            Balance            Balance

1994                          2         $157,918.50             0.04%
1995                          7         $568,587.46             0.16%
1996                         11       $1,404,162.06             0.39%
1997                       2117     $202,600,305.13            55.60%
1998                       2012     $159,649,542.68            43.80%

Total                      4149     $364,380,515.83           100.00%



                           LOAN SUMMARY STRATIFIED BY
                           SCHEDULED LAST PAYMENT DATE

                                                         Percentage of
                                                            Cut-Off
                                        Aggregate             Date
                      Number of          Unpaid            Aggregate
                       Mortgage         Principal          Principal
                        Loans            Balance            Balance

3/1/98                  3,978      $351,427,540.83            96.45%
4/1/98                    170        12,870,475.00             3.53%
5/1/98                      1            82,500.00             0.02%

Total                   4,149      $364,380,515.83           100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                   Percentage of
                                                                                   Aggregate        Cut-Off Date
Original                                                        Number of           Unpaid           Aggregate
Loan-To-Value                                                    Mortgage          Principal         Principal
Ratio                                                              Loans            Balance           Balance

10.00 Less Than LTV Less Than Equal To  15.00                        6           $179,000.00           0.05%
15.00 Less Than LTV Less Than Equal To  20.00                        7            420,763.61           0.12
20.00 Less Than LTV Less Than Equal To  25.00                       13            458,457.02           0.13
25.00 Less Than LTV Less Than Equal To  30.00                       20          1,315,822.66           0.36
30.00 Less Than LTV Less Than Equal To  35.00                       15            844,852.77           0.23
35.00 Less Than LTV Less Than Equal To  40.00                       26          1,545,979.19           0.42
40.00 Less Than LTV Less Than Equal To  45.00                       53          2,787,928.94           0.77
45.00 Less Than LTV Less Than Equal To  50.00                       71          4,418,980.97           1.21
50.00 Less Than LTV Less Than Equal To  55.00                       83          4,957,249.37           1.36
55.00 Less Than LTV Less Than Equal To  60.00                      123          8,282,021.65           2.27
60.00 Less Than LTV Less Than Equal To  65.00                      208         15,407,172.91           4.23
65.00 Less Than LTV Less Than Equal To  70.00                      365         27,140,176.71           7.45
70.00 Less Than LTV Less Than Equal To  75.00                      501         43,102,364.76          11.83
75.00 Less Than LTV Less Than Equal To  80.00                     1052         94,977,888.31          26.07
80.00 Less Than LTV Less Than Equal To  85.00                      787         71,678,090.26          19.67
85.00 Less Than LTV Less Than Equal To  90.00                      762         81,270,397.98          22.30
90.00 Less Than LTV Less Than Equal To  95.00                       50          4,730,465.74           1.30
95.00 Less Than LTV Less Than Equal To 100.00                        7            862,902.98           0.24

Total                                                             4149       $364,380,515.83         100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                                 DISTRIBUTION OF
                                     MARGINS

                                                                                             Percentage of
                                                                             Aggregate        Cut-Off Date
                                                            Number of          Unpaid           Aggregate
Gross                                                        Mortgage         Principal         Principal
Margin                                                         Loans           Balance           Balance


Margin  =  0.000                                                  1           53,965.31           0.01%
3.500 Less Than Margin Less Than Equal To  4.000                  7          871,475.61           0.24
4.000 Less Than Margin Less Than Equal To  4.500                 21        2,167,214.57           0.59
4.500 Less Than Margin Less Than Equal To  5.000                209       22,398,309.03           6.15
5.000 Less Than Margin Less Than Equal To  5.500                521       47,982,360.37          13.17
5.500 Less Than Margin Less Than Equal To  6.000                623       57,620,809.54          15.81
6.000 Less Than Margin Less Than Equal To  6.500              1,436      117,635,405.58          32.28
6.500 Less Than Margin Less Than Equal To  7.000                699       60,629,677.97          16.64
7.000 Less Than Margin Less Than Equal To  7.500                263       23,886,942.31           6.56
7.500 Less Than Margin Less Than Equal To  8.000                215       18,699,164.83           5.13
8.000 Less Than Margin Less Than Equal To  8.500                 79        6,255,322.07           1.72
8.500 Less Than Margin Less Than Equal To  9.000                 47        3,926,530.28           1.08
9.000 Less Than Margin Less Than Equal To  9.500                 19        1,571,694.66           0.43
9.500 Less Than Margin Less Than Equal To 10.000                  6          469,866.26           0.13
10.000 Less Than Margin Less Than Equal To 10.500                 1           71,486.68           0.02
10.500 Less Than Margin Less Than Equal To 11.000                 2          140,290.76           0.04

Total                                                         4,149     $364,380,515.83         100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                       LOAN SUMMARY STRATIFIED BY LIFE CAP

                                                                                           Percentage of
                                                                          Aggregate         Cut-Off Date
                                                         Number of          Unpaid           Aggregate
Gross                                                     Mortgage         Principal          Principal
Life Cap                                                    Loans           Balance            Balance

11.000 Less Than LIFE CAP Less Than Equal To 11.500           2          157,918.50             0.04%
11.500 Less Than LIFE CAP Less Than Equal To 12.000           2          245,848.34             0.07
12.000 Less Than LIFE CAP Less Than Equal To 12.500           1           51,945.31             0.01
13.000 Less Than LIFE CAP Less Than Equal To 13.500          26        3,032,319.22             0.83
13.500 Less Than LIFE CAP Less Than Equal To 14.000          37        5,004,985.20             1.37
14.000 Less Than LIFE CAP Less Than Equal To 14.500          84        9,496,280.66             2.61
14.500 Less Than LIFE CAP Less Than Equal To 15.000         401       40,769,854.54            11.19
15.000 Less Than LIFE CAP Less Than Equal To 15.500         433       42,619,467.21            11.70
15.500 Less Than LIFE CAP Less Than Equal To 16.000         577       57,557,303.90            15.80
16.000 Less Than LIFE CAP Less Than Equal To 16.500         656       56,257,055.43            15.44
16.500 Less Than LIFE CAP Less Than Equal To 17.000         650       54,608,259.79            14.99
17.000 Less Than LIFE CAP Less Than Equal To 17.500         518       38,120,789.04            10.46
17.500 Less Than LIFE CAP Less Than Equal To 18.000         379       28,308,251.74             7.77
18.000 Less Than LIFE CAP Less Than Equal To 18.500         157       11,814,519.40             3.24
18.500 Less Than LIFE CAP Less Than Equal To 19.000         111        7,630,229.88             2.09
19.000 Less Than LIFE CAP Less Than Equal To 19.500          42        2,860,586.87             0.79
19.500 Less Than LIFE CAP Less Than Equal To 20.000          29        1,823,076.09             0.50
20.000 Less Than LIFE CAP Less Than Equal To 20.500          19        2,007,199.34             0.55
20.500 Less Than LIFE CAP Less Than Equal To 21.000          15        1,092,425.73             0.30
21.000 Less Than LIFE CAP Less Than Equal To 21.500           6          608,390.94             0.17
21.500 Less Than LIFE CAP Less Than Equal To 22.000           2          152,776.81             0.04
22.500 Less Than LIFE CAP Less Than Equal To 23.000           1          106,312.84             0.03
28.000 Less Than LIFE CAP Less Than Equal To 28.500           1           54,719.05             0.02

Total                                                      4149     $364,380,515.83           100.00%



                      LOAN SUMMARY STRATIFIED BY LIFE FLOOR

                                                                                                    Percentage of
                                                                                  Aggregate         Cut-Off Date
                                                              Number of             Unpaid            Aggregate
Gross                                                          Mortgage            Principal          Principal
Life Floor                                                       Loans              Balance            Balance

3.500 Less Than Life Floor Less Than Equal To  4.000               3           485,997.78               0.13
4.500 Less Than Life Floor Less Than Equal To  5.000              17         1,668,640.67               0.46
5.000 Less Than Life Floor Less Than Equal To  5.500              20         1,874,673.98               0.51
5.500 Less Than Life Floor Less Than Equal To  6.000              36         3,094,317.93               0.85
6.000 Less Than Life Floor Less Than Equal To  6.500              37         3,648,216.78               1.00
6.500 Less Than Life Floor Less Than Equal To  7.000              46         5,015,223.92               1.38
7.000 Less Than Life Floor Less Than Equal To  7.500              54         5,693,629.02               1.56
7.500 Less Than Life Floor Less Than Equal To  8.000              53         6,316,786.45               1.73
8.000 Less Than Life Floor Less Than Equal To  8.500             111        13,104,026.00               3.60
8.500 Less Than Life Floor Less Than Equal To  9.000             473        49,156,893.18              13.49
9.000 Less Than Life Floor Less Than Equal To  9.500             491        47,781,896.93              13.11
9.500 Less Than Life Floor Less Than Equal To 10.000             656        65,137,391.74              17.88
10.000 Less Than Life Floor Less Than Equal To 10.500            678        56,661,890.13              15.55
10.500 Less Than Life Floor Less Than Equal To 11.000            606        47,344,312.42              12.99
11.000 Less Than Life Floor Less Than Equal To 11.500            458        31,379,779.38               8.61
11.500 Less Than Life Floor Less Than Equal To 12.000            234        15,242,761.60               4.18
12.000 Less Than Life Floor Less Than Equal To 12.500             84         5,098,202.90               1.40
12.500 Less Than Life Floor Less Than Equal To 13.000             61         3,532,830.28               0.97
13.000 Less Than Life Floor Less Than Equal To 13.500             13           822,031.84               0.23
13.500 Less Than Life Floor Less Than Equal To 14.000              9           655,162.22               0.18
14.000 Less Than Life Floor Less Than Equal To 14.500              2           196,788.37               0.05
14.500 Less Than Life Floor Less Than Equal To 15.000              7           469,062.31               0.13

Total                                                           4149      $364,380,515.83             100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           NEXT INTEREST ROLLDATE DATE

Next                Number of          Aggregate            Percentage of
Roll                 Mortgage           Unpaid           Cut-Off Date Aggregate
Date                  Loans        Principal Balance       Principal Balance

        4/1/98          55       $5,401,995.80                   1.48
        5/1/98          73       $7,627,268.81                   2.09
        6/1/98          85      $10,269,041.13                   2.82
        7/1/98         161      $15,589,111.01                   4.28
        8/1/98          78       $7,721,043.83                   2.12
        9/1/98          66       $6,894,764.65                   1.89
       10/1/98           2         $284,104.07                   0.08
       11/1/98           5         $756,918.46                   0.21
       12/1/98          16       $2,117,205.18                   0.58
        1/1/99           5       $1,065,610.34                   0.29
        2/1/99           8         $836,642.68                   0.23
        3/1/99          10         $780,999.26                   0.21
        4/1/99           5         $501,887.06                   0.14
        5/1/99           6         $498,635.81                   0.14
        6/1/99          26       $2,717,256.48                   0.75
        7/1/99          18       $1,636,396.04                   0.45
        8/1/99          42       $3,370,475.24                   0.92
        9/1/99          83       $8,410,942.57                   2.31
       10/1/99         145      $13,387,846.30                   3.67
       11/1/99         221      $21,540,086.24                   5.91
       12/1/99         408      $39,927,564.66                  10.96
        1/1/00         455      $44,076,363.71                  12.10
        2/1/00         313      $28,408,793.13                   7.80
        3/1/00         202      $17,152,433.00                   4.71
        4/1/00          29       $2,523,250.00                   0.69
        6/1/00           1          $70,326.04                   0.02
        7/1/00           1          $63,463.46                   0.02
        8/1/00           2         $214,413.96                   0.06
        9/1/00           2         $128,387.47                   0.04
       10/1/00           4         $329,303.42                   0.09
       11/1/00           2         $198,887.33                   0.05
       12/1/00          10         $704,774.48                   0.19
        1/1/01          11       $1,035,941.00                   0.28
        2/1/01           5         $935,084.27                   0.26
       11/1/01           4         $281,043.51                   0.08
       12/1/01           2         $173,887.66                   0.05
        1/1/02         199      $14,513,634.48                   3.98
        2/1/02         441      $31,327,517.55                   8.60
        3/1/02         806      $60,477,490.74                  16.60
        4/1/02         141      $10,347,225.00                   2.84
        5/1/02           1          $82,500.00                   0.02

Total                          $364,380,515.83                 100.00%
               4149


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                     LOAN SUMMARY STRATIFIED BY PERIODIC CAP

                                                          Percentage
                    Number          Aggregate            of Cut-Off
                      of             Unpaid             Date Aggregate
Periodic           Mortgage         Principal             Principal
Cap                 Loans            Balance               Balance

  0.500                4           161,330.87                0.04
  1.000             3721       319,660,816.93               87.73
  1.500              284        29,881,853.47                8.20
  2.000              132        14,039,254.50                3.85
  3.000                7           604,260.06                0.17
  6.000                1            33,000.00                0.01

Total               4149      $364,380,515.83              100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                                Percentage of
                                                                              Aggregate         Cut-Off Date
Original                                                   Number of           Unpaid             Aggregate
Mortgage Loan                                               Mortgage          Principal           Principal
Principal Balance                                             Loans            Balance             Balance

10,000 Less Than Balance Less Than Equal To    15,000             3          41,703.43              0.01
15,000 Less Than Balance Less Than Equal To    20,000             8         148,158.67              0.04
20,000 Less Than Balance Less Than Equal To    25,000            45       1,054,191.68              0.29
25,000 Less Than Balance Less Than Equal To    30,000           114       3,174,138.13              0.87
30,000 Less Than Balance Less Than Equal To    35,000           146       4,814,247.35              1.32
35,000 Less Than Balance Less Than Equal To    40,000           192       7,298,240.19              2.00
40,000 Less Than Balance Less Than Equal To    45,000           208       8,887,603.32              2.44
45,000 Less Than Balance Less Than Equal To    50,000           236      11,293,212.62              3.10
50,000 Less Than Balance Less Than Equal To    55,000           248      13,076,052.17              3.59
55,000 Less Than Balance Less Than Equal To    60,000           269      15,484,523.49              4.25
60,000 Less Than Balance Less Than Equal To    65,000           240      15,060,431.04              4.13
65,000 Less Than Balance Less Than Equal To    70,000           218      14,799,081.32              4.06
70,000 Less Than Balance Less Than Equal To    75,000           204      14,834,108.89              4.07
75,000 Less Than Balance Less Than Equal To    80,000           196      15,210,777.82              4.17
80,000 Less Than Balance Less Than Equal To    85,000           177      14,629,653.28              4.01
85,000 Less Than Balance Less Than Equal To    90,000           143      12,515,416.55              3.43
90,000 Less Than Balance Less Than Equal To    95,000           147      13,598,042.80              3.73
95,000 Less Than Balance Less Than Equal To   100,000           140      13,658,814.74              3.75
100,000 Less Than Balance Less Than Equal To   105,000          121      12,423,855.47              3.41
105,000 Less Than Balance Less Than Equal To   110,000          128      13,748,275.16              3.77
110,000 Less Than Balance Less Than Equal To   115,000           93      10,452,230.26              2.87
115,000 Less Than Balance Less Than Equal To   120,000           98      11,538,790.72              3.17
120,000 Less Than Balance Less Than Equal To   125,000           71       8,713,940.73              2.39
125,000 Less Than Balance Less Than Equal To   130,000           72       9,172,374.68              2.52
130,000 Less Than Balance Less Than Equal To   135,000           52       6,905,100.65              1.90
135,000 Less Than Balance Less Than Equal To   140,000           52       7,150,983.32              1.96
140,000 Less Than Balance Less Than Equal To   145,000           56       7,990,971.96              2.19
145,000 Less Than Balance Less Than Equal To   150,000           38       5,621,095.47              1.54
150,000 Less Than Balance Less Than Equal To   200,000          246      42,618,499.03             11.7
200,000 Less Than Balance Less Than Equal To   250,000          116      25,929,043.27              7.12
250,000 Less Than Balance Less Than Equal To   300,000           46      12,418,425.54              3.41
300,000 Less Than Balance Less Than Equal To   350,000           10       3,192,833.28              0.88
350,000 Less Than Balance Less Than Equal To   400,000            5       1,950,636.92              0.54
400,000 Less Than Balance Less Than Equal To   450,000            7       3,000,329.96              0.82
450,000 Less Than Balance Less Than Equal To   500,000            3       1,450,498.12              0.40
500,000 Less Than Balance Less Than Equal To   550,000            1         524,233.80              0.14

Total                                                           4149   $364,380,515.83            100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                                                Percentage of
                                                                              Aggregate         Cut-Off Date
Current                                                   Number of           Unpaid             Aggregate
Mortgage Loan                                               Mortgage          Principal           Principal
Principal Balance                                             Loans            Balance             Balance

0 Less Than Balance Less Than Equal To 5,000                     1            1,184.58              0.00
10,000 Less Than Balance Less Than Equal To    15,000            3           41,703.43              0.01
15,000 Less Than Balance Less Than Equal To    20,000            8          148,158.67              0.04
20,000 Less Than Balance Less Than Equal To    25,000           45        1,054,191.68              0.29
25,000 Less Than Balance Less Than Equal To    30,000          114        3,174,138.13              0.87
30,000 Less Than Balance Less Than Equal To    35,000          147        4,848,346.35              1.33
35,000 Less Than Balance Less Than Equal To    40,000          193        7,338,223.10              2.01
40,000 Less Than Balance Less Than Equal To    45,000          207        8,847,620.41              2.43
45,000 Less Than Balance Less Than Equal To    50,000          235       11,259,113.62              3.09
50,000 Less Than Balance Less Than Equal To    55,000          249       13,130,741.99              3.60
55,000 Less Than Balance Less Than Equal To    60,000          270       15,607,062.74              4.28
60,000 Less Than Balance Less Than Equal To    65,000          238       14,943,402.71              4.10
65,000 Less Than Balance Less Than Equal To    70,000          217       14,737,696.00              4.04
70,000 Less Than Balance Less Than Equal To    75,000          205       14,905,059.53              4.09
75,000 Less Than Balance Less Than Equal To    80,000          196       15,219,717.03              4.18
80,000 Less Than Balance Less Than Equal To    85,000          177       14,633,102.33              4.02
85,000 Less Than Balance Less Than Equal To    90,000          143       12,519,975.96              3.44
90,000 Less Than Balance Less Than Equal To    95,000          146       13,510,144.49              3.71
95,000 Less Than Balance Less Than Equal To   100,000          142       13,858,611.04              3.80
100,000 Less Than Balance Less Than Equal To   105,000         120       12,327,287.85              3.38
105,000 Less Than Balance Less Than Equal To   110,000         127       13,645,046.48              3.74
110,000 Less Than Balance Less Than Equal To   115,000          95       10,682,092.33              2.93
115,000 Less Than Balance Less Than Equal To   120,000          96       11,308,928.65              3.10
120,000 Less Than Balance Less Than Equal To   125,000          71        8,713,940.73              2.39
125,000 Less Than Balance Less Than Equal To   130,000          73        9,302,364.91              2.55
130,000 Less Than Balance Less Than Equal To   135,000          51        6,775,110.42              1.86
135,000 Less Than Balance Less Than Equal To   140,000          55        7,570,631.91              2.08
140,000 Less Than Balance Less Than Equal To   145,000          53        7,571,323.37              2.08
145,000 Less Than Balance Less Than Equal To   150,000          39        5,770,465.28             1.58
150,000 Less Than Balance Less Than Equal To   200,000         245       42,469,129.22            11.66
200,000 Less Than Balance Less Than Equal To   250,000         116       25,929,043.27             7.12
250,000 Less Than Balance Less Than Equal To   300,000          46       12,418,425.54             3.41
300,000 Less Than Balance Less Than Equal To   350,000          10        3,192,833.28             0.88
350,000 Less Than Balance Less Than Equal To   400,000           5        1,950,636.92             0.54
400,000 Less Than Balance Less Than Equal To   450,000           7        3,000,329.96             0.82
450,000 Less Than Balance Less Than Equal To   500,000           3        1,450,498.12             0.40
500,000 Less Than Balance Less Than Equal To   550,000           1          524,233.80             0.14

Total                                                         4149     $364,380,515.83           100.00%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                               Percentage of
                                               Aggregate       Cut-Off Date
                        Number of               Unpaid           Aggregate
                        Mortgage               Principal         Principal
State                    Loans                  Balance           Balance

Alaska                      5                410,578.16             0.11
Alabama                     1                 52,736.61             0.01
Arkansas                    4                330,450.77             0.09
Arizona                    59              5,388,563.70             1.48
California                191             26,283,203.83             7.21
Colorado                   76              8,219,162.20             2.26
Connecticut                40              3,853,821.16             1.06
Dist of Col                25              2,596,453.74             0.71
Delaware                   10                899,891.73             0.25
Florida                   191             16,045,801.89             4.40
Georgia                   145             12,150,963.80             3.33
Hawaii                      4                674,684.44             0.19
Iowa                       24              1,420,140.72             0.39
Idaho                      42              3,379,285.71             0.93
Illinois                  389             39,692,806.89            10.89
Indiana                   134              8,737,918.16             2.40
Kansas                     26              1,397,332.22             0.38
Kentucky                   66              4,116,968.98             1.13
Louisiana                  30              1,995,898.27             0.55
Massachusetts             121             15,162,822.30             4.16
Maryland                   77              7,994,808.94             2.19
Maine                      19              1,433,222.61             0.39
Michigan                  496             39,210,983.25            10.76
Minnesota                 131             10,514,065.69             2.89
Missouri                  125              7,918,369.26             2.17
Mississippi                18              1,114,897.58             0.31
Montana                     6                308,451.15             0.08
North Carolina            145             11,061,564.68             3.04
North Dakota                1                 31,640.00             0.01
Nebraska                    3                173,422.54             0.05
New Hampshire              28              2,166,488.14             0.59
New Jersey                141             14,811,449.27             4.06
New Mexico                 35              2,978,796.31             0.82
Nevada                     37              3,631,675.87             1.00
New York                  158             15,097,726.38             4.14
Ohio                      265             18,906,659.25             5.19
Oklahoma                   24              1,096,048.47             0.30
Oregon                     53              5,132,806.80             1.41
Pennsylvania              160             12,321,237.10             3.38
Rhode Island                9                549,897.69             0.15
South Carolina             39              2,752,259.02             0.76
South Dakota                2                 88,000.00             0.02
Tennessee                  78              5,486,506.89             1.51
Texas                      63              5,557,547.46             1.53
Utah                       68              7,585,133.88             2.08
Virginia                   49              5,107,753.60             1.40
Vermont                     4                248,651.72             0.07
Washington                173             17,001,425.56             4.67
Wisconsin                 143             10,343,955.84             2.84
West Virginia              11                572,920.22             0.16
Wyoming                     5                372,665.38             0.10

Total                    4149           $364,380,515.83           100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                              MORTGAGED PROPERTIES

                                                        Percentage of
                                         Aggregate       Cut-Off Date
                       Number              Unpaid         Aggregate
                      Mortgage           Principal        Principal
                        Loans             Balance          Balance

Single Family           3555         310,418,301.71         85.19
  Detached
2-4 Family               248          23,740,950.26          6.52
Single Wide MH            64           3,550,443.65          0.97
Double Wide MH            76           5,245,855.65          1.44
Triple Wide MH             1             119,000.00          0.03
Townhouses                28           2,436,305.00          0.67
Condominiums              95           7,983,143.26          2.19
PUD Detached              69           9,594,122.06          2.63
PUD Attached              13           1,292,394.24          0.35

Total                   4149        $364,380,515.83        100.00%



                   LOAN SUMMARY STRATIFIED BY OWNER OCCUPANCY

                                                                Percentage of
                                              Aggregate          Cut-Off Date
                          Number of            Unpaid             Aggregate
                           Mortgage           Principal           Principal
                             Loans             Balance             Balance

Owner Occ.                   3930           349,176,908.78           95.83
Investor                      197            13,409,481.36            3.68
Vacation/Second Home           22             1,794,125.69            0.49

Total                        4149          $364,380,515.83          100.00%



                 LOAN SUMMARY STRATIFIED BY DOCUMENTATION LEVEL

                                                                 Percentage of
                           Number of        Aggregate            Cut-Off Date
                            Mortgage         Unpaid               Aggregate
                             Loans          Principal              Principal
                                             Balance                Balance


Full Documentation           4149         364,380,515.83             100.00%

Total                        4149        $364,380,515.83             100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                     LOAN SUMMARY STRATIFIED BY LOAN PURPOSE



                                                           Percentage of
                           Number of        Aggregate       Cut-Off Date
                            Mortgage         Unpaid          Aggregate
                             Loans          Principal         Principal
                                             Balance           Balance

Purchase                      612         65,302,448.77        17.92
Refinance/No ETO             3069        273,647,373.18        75.10
Refinance/ETO                 244         12,545,105.39         3.44
Debt Consolidation            224         12,885,588.49         3.54

Total                        4149       $364,380,515.83       100.00%




                        LOAN SUMMARY STRATIFIED BY COUNTY



                                                           Percentage of
                                            Aggregate       Cut-Off Date
                           Number of         Unpaid          Aggregate
                            Mortgage        Principal         Principal
County                       Loans           Balance           Balance


1 YEAR CMT                      30         4,350,461.25         1.19
1 YEAR LIBOR                     3           339,690.93         0.09
6 MONTH LIBOR                  511        52,585,502.52        14.43
2/28 6M LIBOR                 1970       185,965,955.77        51.04
3/27 6M LIBOR                   39         3,777,687.92         1.04
4/26 6M LIBOR                 1594       117,203,298.94        32.17
3/3/1 1M                         2           157,918.50         0.04
LIBOR

Total                         4149          $364,380.51       100.00%



                                  LIEN SUMMARY

                                                     Percentage of
                                      Aggregate       Cut-Off Date
                     Number of         Unpaid          Aggregate
                      Mortgage        Principal         Principal
Lien                   Loans           Balance           Balance


1                      4149        364,380,515.83        100.00

Total                  4149       $364,380,515.83        100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                COLLATERAL GRADE

                                                           Percentage of
                                            Aggregate       Cut-Off Date
                           Number of         Unpaid          Aggregate
                            Mortgage        Principal         Principal
Loan Grade                   Loans           Balance           Balance


A                             806         76,843,820.64         21.09%
A-                           1171        116,697,275.75         32.03
B+                            563         47,761,126.26         13.11
B                            1001         80,650,936.27         22.13
B-                            376         26,285,880.76          7.21
C+                             32          2,226,640.70          0.61
C                             197         13,616,034.11          3.74
C-                              3            298,801.34          0.08

Total                        4149       $364,380,515.83        100.00%



                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                            Aggregate       Cut-Off Date
                           Number of         Unpaid          Aggregate
                            Mortgage        Principal         Principal
County                       Loans           Balance           Balance


Fully Amortizing             4133         363,036,518.91         99.63
Partially Amortizing           16           1,343,996.92          0.37

Total                        4149        $364,380,515.83        100.00%



                                   FICO SCORE

                                                                           Percentage of
                                                            Aggregate       Cut-Off Date
                                           Number of         Unpaid          Aggregate
                                            Mortgage        Principal         Principal
County                                       Loans           Balance           Balance

FICO Less Than Equal To 550                    861      66,174,622.54           18.16
551 Less Than FICO Less Than Equal To 600     1109      96,886,384.29           26.59
601 Less Than FICO Less Than Equal To 650     1163     110,145,292.37           30.23
651 Less Than FICO Less Than Equal To 700      616      58,599,114.89           16.08
700 Less Than FICO                             248      21,849,880.55            6.00
Unavailable FICO                               152      10,725,221.19           2.94

Total                                         4149    $364,380,515.83         100.00%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.